NASDAQ: CATC Parent of Cambridge Trust Company Investor Presentation January 25, 2022 Exhibit 99.1

03 Company Profile 07 Financial Highlights 20 Strategic Focus 25 Appendix Contents This presentation includes non-GAAP measures and should be reviewed with the Company’s Q4 2021 Earnings Release and SEC filings.

Company Profile Banking subsidiary: Cambridge Trust Company (1890) Private Bank & Wealth Management Firm Headquarters: Harvard Square, Cambridge, MA Client Wealth Assets: $4.9 billion Banking Assets: $4.9 billion Gross Loans: $3.3 billion Total Deposits: $4.3 billion Noninterest income: 26% of revenue NASDAQ: CATC Market Cap: $652 million As of December 31, 2021

Why Cambridge Bancorp? Market of operations offer significant long term growth prospects Private Banking business model with diversified fee revenue through wealth management focus Strong financial performance with excellent asset quality track record Low cost core deposit base Financially and strategically attractive acquisitions Client

Geographic Footprint Boston Cambridge Lexington Concord Weston Wellesley Needham Newton CATC Branches (22) CATC Wealth Offices (4) Portsmouth Dover Concord Manchester Hampton Exeter CATC Branches (19) CATC Wealth Offices (5) Portsmouth Concord Manchester Dover Stratham Hampton Concord Lexington Cambridge Boston Weston Wellesley Needham Newton Bedford

Market Characteristics 1: Source: S&P Global Market Intelligence as of 2021, and Bureau of Labor Statistics as of November 2021. 2: Source: Newmark Boston Office Market and Life Science Reports Q3 2021, Boston Business Journal April 2021. Unemployment Rates1 Median Household Income ($000s)1 Proj. Household Income Change (’22 – ’27)1 Wealth Management capability is well-suited to the highly affluent Boston and southern New Hampshire markets Greater Boston economy is diversified; the region is a global hub for innovation, healthcare, life sciences, and education2 Greater Boston lab market remains robust, with vacancy rates dropping throughout 20212 Cambridge Trust’s private banking model caters to entrepreneurial local communities Cambridge Lab Space Vacancy2

Strong Financial Performance Operating Net Income and Operating Diluted Earnings Per Share 5-Year EPS CAGR (through 2021) +13.5% In dollars *Operating Net Income and Operating Diluted EPS are adjusted to exclude merger related and other non operating expenses in 2018, 2019, 2020, and 2021 as well as tax adjustments in 2017. Dollars in millions

2021 Performance Highlights Operating EPS $7.81 Operating ROAA 1.26% Operating ROTCE 15.10% $72.9M Operating PTPP Income $89.8M Positive Net Wealth AUM Flows 57.67% Operating Efficiency Ratio 26% Fee Income as a Percentage of Revenue 8.8% Core Loan Growth2 32.4% Core Deposit Growth1 0.00% Net Recoveries / Total Loans (Annualized) 9.9% Tangible Book Value per Share Growth 1: Core deposits are total deposits excluding certificates of deposit. 2: Core loans are total loans excluding PPP loans.

Q4 2021 Performance Highlights 1: Adjusted net interest margin excludes the impact of PPP loans and merger related loan accretion. 2: ACL Ratio does not include PPP loans. Operating EPS $1.92 Operating ROAA 1.15% Operating ROTCE 14.27% $18.1M Operating PTPP Income 2.70% Adjusted Net Interest Margin1 58.15% Operating Efficiency Ratio 7.96% TCE Ratio ex. PPP 0.11% NPAs to Total Assets 1.05% ACL Ratio2 0.00% Net Recoveries / Total Loans (Annualized) $55.01 Tangible Book Value per Share

Strong Capital Position & Liquidity Capital Position* Tangible Book Value per Share Total access to funds of $1.7B *Current quarter capital ratios are estimated. Tangible Common Equity is not a regulatory capital ratio. **Minimum Capital Required For Capital Adequacy Plus Capital Conservation Buffer. Tangible Common Equity and Tangible Book Value Per Share are non-GAAP measures. As of December 31, 2021 Liquidity ($M)

Wealth Management & Noninterest Income Client Wealth Assets ($M) Wealth Management Revenue ($M) Net Client Flows ($M) 5-Year CAGR (through 2021) +12.5% Noninterest Income ($M) 2017 2018 2019 2020 2021 Starting AUM $2,573 $2,971 $2,760 $3,287 $3,994 Acquired AUM* 339 Net Flows 74 (176) (5) (69) 90 Net Market Impact 324 (35) 532 437 572 Ending AUM $2,971 $2,760 $3,287 $3,994 $4,656 Custody Assets 115 117 165 174 197 Total WM Assets $3,086 $2,877 $3,453 $4,168 $4,853 *Acquired in our merger with Wellesley Bancorp, Inc. AUM is comprised of approximately 66% equities, 24% fixed income, and 10% cash/other as of December 31, 2021. AUM Fee represents the weighted average fee on Assets Under Management during the period. Listed as the 18th Largest Independent Investment Advisor in Massachusetts by the Boston Business Journal in 2021 NII was 26% of Revenue in 2021

Total Assets and Loans Total Assets ($M) Total Loans ($M) Loan Portfolio 5- Year Loans CAGR (through 2021) +20.1% 2019 and 2020 include acquired balances from Optima Bank & Trust Company and Wellesley Bancorp, Inc., respectively. $3.3B outstanding as of December 31, 2021 53.3% Commercial 46.7% Consumer 3.49% Q4 2021 average yield excluding fair value accretion 3.39% Q4 2021 average yield excluding fair value accretion & PPP As of December 31, 2021

Deposit and Net Interest Margin Profile Total Deposits ($M) Non-Interest-Bearing Deposits ($M) Deposit Composition 5-Year CAGR (through 2021) +20.8% Q4 2021 Avg. Cost of Deposits: 0.15% December 31, 2021 Spot Cost of Deposits: 0.18% Core Deposits 96% 2019 and 2020 include acquired balances from Optima Bank & Trust Company and Wellesley Bancorp, Inc., respectively.

Commercial Banking *Commercial & Industrial excludes PPP loans. Business Deposits represented 46% of core deposits with a weighted average cost of deposits of 0.08% Focused on continued diversification of the commercial portfolio into Commercial & Industrial Dedicated and centralized credit risk management function As of December 31, 2021 Commercial Loans ($M)

By Sector Commercial Real Estate Loan Portfolio By Geography Portfolio Details: $1.5B outstanding as of December 31, 2021 801 total loans $1.9M average loan size

By Industry Industry breakout excludes PPP loans Commercial & Industrial Loan Portfolio By Geography Portfolio Details: $269M outstanding as of December 31, 2021; $247M outstanding excluding PPP loans 554 total loans including PPP loans; 451 total loans excluding PPP loans $487k average loan including PPP loans; $548k average loan excluding PPP loans

Consumer Loan Portfolio $1.5B outstanding as of December 31, 2021 Weighted Average FICO 783** *The Weighted Average LTV calculation only includes one collateral property value for loans with multiple collateral and excludes loans with a zero balance. **Most Recent Weighted Average FICO Score, excluding loans with a zero balance.

Asset Quality Highlights NPLs / Loans Reserves / Loans (1) Annualized Net Charge Offs (Recoveries)/Loans NPAs / Assets 13-year average NCOs of 0.02% 1: The Company adopted CECL in Q1 2020. As a result of the COVID-19 pandemic, the Company increased the allowance for credit losses in 2020. The Reserve to Loan level in 2020 and 2021 excludes PPP loans.

Allowance for Credit Losses (ACL) Allowance for Credit Losses: Dollars in millions ACL Key Attributes: Sophisticated model uses loan level probability of default loss given default discounted cash-flows as the primary basis for the quantitative loss estimation Starting Unemployment Rate in forecast period: 4.25% Ending Unemployment Rate in forecast period: 3.95% Forecast Period: 2 Quarters Reversion Period: 4 Quarters Commercial Loans ACL Ratio Q4: 1.13%* Consumer Loans ACL Ratio Q4: 0.93% * ACL Ratio excludes PPP loans.

Strategic Progress and Focus Generated record operating earnings in 2021 Committed $110 million to support affordable housing in Massachusetts by partnering with the Massachusetts Housing Partnership in 2021 Completed merger with Wellesley Bancorp on June 1, 2020 Supported clients & communities during the pandemic which included $293M in PPP Lending Named the 18th Largest Independent Investment Advisor in Massachusetts (according to Boston Business Journal) Named as one of the region’s top corporate charitable contributors (according to Boston Business Journal) Increased resources to support expansion of business development initiatives Leverage private banking model in highly attractive markets Increase brand awareness Expand Wealth Management assets under management Grow and diversify Commercial Banking opportunities & relationships Expand client base & deepen existing relationships to grow deposit base Recent Progress Strategic Focus

“At Cambridge Trust, corporate responsibility isn’t just core to our values as a company, it’s the way we’ve done business for more than 130 years.” -Denis Sheahan, President and CEO Your Bank Our People Our Communities We foster an ingrained focus on employee engagement, diversity, equity and inclusion (DE&I), and career development that allows our people to achieve their full potential. We only succeed if we serve as a true financial partner to the communities in which we work and live.    We have an obligation to reduce our environmental impact and empower our people, communities, and customers. $110 Million Voluntary loan commitment to the Massachusetts Housing Partnership supporting affordable housing and economic development $110 Million Solar lending and hydropower for commercial customers across New England 50% Greater percentage of women board members than any other company listed on the Nasdaq* Corporate Responsibility at Cambridge Trust *S&P Global Market Intelligence © 2021 as of December 10, 2020. Additional information can be found within the sustainability section of our website Charitable Giving Donated to over 260 organizations supporting our local communities in 2021 24% Of all employees are racially or ethnically diverse, which includes 12% of those who are Vice Presidents and above Consumption We are making investments in technology to reduce the use of paper and carbon emissions

2022 Financial Expectations Loans (end of period) Deposits (end of period) Adjusted Net Interest Margin Non-Interest Income Allowance for Credit Loss Effective Tax Rate Capital Growth range of 6% - 8% Growth range of 8% - 10% Full Year: 2.50% - 2.60% Growth range of 7% - 9% Maintain excellent credit quality Ratio 0.90% - 1.00% 26% - 27% Maintain strong capital levels Non-Interest Expense Growth range of 4% - 5% Includes full year impact of Wealth Management System Upgrade Note: 2022 financial expectations assume no changes to current interest rate environment.

Stock Price Performance and Dividend Trend Source: S&P Global Market Intelligence © 2021 as of December 31, 2021. 2021 Dividends includes all dividends declared through December 31, 2021. Declared Dividends 22 years of increased dividends (1999 – 2021) Stock Price Performance 12%

Why Cambridge Bancorp? Focused private banking business model Attractive geographic markets Affluent client base Expanding commercial services Investing for future growth Consistently profitable Strong returns Core deposit funded Well-capitalized Strong asset quality Sound underwriting acumen and risk management practices Client-centric service culture Loyal client base Experienced, conservative leadership Commitment to our community Business Model Performance Credit Culture

Appendix

Net Interest Income (NII) Sensitivity As of December 31, 2021 Appendix: Interest Rate Risk Profile These estimates of changes in the Company’s net interest income require us to make certain assumptions including loan- and mortgage-related investment prepayment speeds, reinvestment rates, and deposit maturities and decay rates. These assumptions are inherently uncertain and, as a result, we cannot precisely predict the impact of changes in interest rates on net interest income. Although our analysis provides an indication of our interest rate risk exposure at a particular point in time, such estimates are not intended to, and do not, provide a precise forecast of the effect of changes in market interest rates and will differ from actual results.

Appendix: Paycheck Protection Program (PPP) Dollars in thousands We processed over 1,500 PPP loans for clients PPP Outstanding Loan Details as of December 31, 2021 Total # of Loans % of count % of amount below $100K $1,370 45 44% 6% $100K to $500k 12,587 45 44% 55% $500K to $1 million 8,900 13 12% 39% above $1 million - - - - Subtotal $22,857 103 Total PPP Outstanding as of December 31, 2021 Total # of Loans Principal $22,857 Deferred costs net of unearned fees (629) Total $22,228 103

Forward Looking Statements and Non-GAAP Measures Certain statements herein may constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements about the Company and its industry involve substantial risks and uncertainties. Statements other than statements of current or historical fact, including statements regarding the Company’s future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, the impact of any laws or regulations applicable to the Company, and measures being taken in response to the COVID-19 pandemic and the impact of the COVID-19 pandemic on the Company’s business are forward-looking statements. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. Such statements are subject to factors that could cause actual results to differ materially from anticipated results. Such factors include, but are not limited to, the following: the current global economic uncertainty and economic conditions being less favorable than expected; disruptions to the credit and financial markets; changes in the Company’s accounting policies or in accounting standards; weakness in the real estate market; legislative, regulatory, or accounting changes that adversely affect the Company’s business and/or competitive position; the Dodd-Frank Act’s consumer protection regulations; the duration and scope of the COVID-19 pandemic and its impact on levels of consumer confidence; actions that governments, businesses and individuals take in response to the COVID-19 pandemic; the impact of the COVID-19 pandemic and actions taken in response to the pandemic on global and regional economies and economic activity; a prolonged resurgence in the severity of the COVID-19 pandemic due to variants and mutations of the virus; the pace of recovery when the COVID-19 pandemic subsides; challenges from the integration of the Company and Wellesley resulting in the combined business not operating as effectively as expected; disruptions in the Company’s ability to access the capital markets; the cost savings of the merger with Wellesley may not be fully realized or may take longer to realize than expected; operating costs, customer loss, and business disruption following the merger with Wellesley, including adverse effects on relationships with employees, may be greater than expected; and other factors that are described in the Company’s filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year end December 31, 2020, which the Company filed on March 15, 2021. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. You are cautioned not to place undue reliance on these forward-looking statements. This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). This information includes operating net income and operating diluted earnings per share, tangible book value per share and the tangible common equity ratio (including and excluding PPP loans), operating return on average assets, operating return on tangible common equity, operating efficiency ratio, and operating pre-tax pre-provision income and operating return on average assets.   Operating net income and operating diluted earnings per share exclude items that management believes are unrelated to its core banking business such as merger and acquisition expenses, gain (loss) on disposition of investment securities, and other items. The Company’s management uses operating net income and operating diluted earnings per share to measure the strength of the Company’s core banking business and to identify trends that may to some extent be obscured by such excluded gains or losses.   Management also supplements its evaluation of financial performance with an analysis of tangible book value per share (which is computed by dividing shareholders’ equity less goodwill and acquisition related intangible assets, or “tangible common equity,” by common shares outstanding), the tangible common equity ratio (which is computed by dividing tangible common equity by tangible assets, defined as total assets less goodwill and acquisition related intangibles), return on average assets and return on tangible common equity on an operating basis, the operating efficiency ratio (which is computed by dividing noninterest expense adjusted for non-operating expenses and total revenue adjusted for gain/(loss) on disposition of investment securities), operating pre-tax pre-provision income over average assets (which is computed by dividing income before taxes adjusted for the provision for (release of) credit losses, non-operating expenses, and gain/(loss) on disposition of investment securities over average assets). The Company has included information on these non-GAAP financial measures because the Company believes that investors may find it useful to have access to the same analytical tool used by management. As a result of merger and acquisition activity, the Company has recognized goodwill and other intangible assets in conjunction with business combination accounting principles. Excluding the impact of goodwill and other intangibles in measuring asset and capital values for the ratios provided, along with other bank standard capital ratios, provides a framework to compare the capital adequacy of the Company to other companies in the financial services industry.   These non-GAAP measures should not be viewed as a substitute for operating results and other financial measures determined in accordance with GAAP. An item which management deems to be non-operating and excludes when computing these non-GAAP measures can be of substantial importance to the Company’s results for any particular quarter or year. The Company’s non-GAAP performance measures are not necessarily comparable to non-GAAP performance measures which may be presented by other companies.   Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are presented under “GAAP to Non-GAAP Reconciliations.” Reconciliations are included in the most recent Earnings Release, which can be located on our website here: http://ir.cambridgetrust.com/News/

Cambridge Bancorp Parent of Cambridge Trust Company Denis K. Sheahan Chairman, President and Chief Executive Officer 617-520-5520 Michael F. Carotenuto Senior Vice President and Chief Financial Officer 617-520-5520